                                                                    Exhibit 24.2



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 30, 1996, in Amendment No. 1 to the Registration Statement (Form S-11 No. 333-1666) and related Prospectus of Prime Retail, Inc., for the registration of 3,091,828 shares of its common stock.



                                                    Ernst & Young LLP



Baltimore, Maryland
May 6, 1996